SUBLEASE

                                     between

                             THE HE-RO GROUP, INC.,

                                            as Sublessor,

                                       and

                               HARVE BENARD, LTD.,

                                            as Subtenant.






                              Dated: March 6, 1997






                           Premises:   One American Way
                                       Secaucus, New Jersey





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                                TABLE OF CONTENTS


1.      DEMISE, TERM AND OCCUPANCY..........................................  1

2.      SUBORDINATE TO MAIN LEASE...........................................  2

3.      INCORPORATION BY REFERENCE............................................3

4.      PERFORMANCE BY SUBLESSOR............................................  4

5.      NO BREACH OF MAIN LEASE.............................................  5

6.      NO PRIVITY OF ESTATE................................................  5

7.      INDEMNITY...........................................................  5

8.      RELEASES............................................................  6

9.      RENT; RENT ABATEMENT AND NET SUBLEASE...............................  6

10.     ADDITIONAL RENT.....................................................  8

11.     LATE CHARGES, CHECK CHARGES AND NOTICE CHARGES......................  8

12.     UTILITIES...........................................................  9

13.     USE.................................................................  9

14.     CONDITION OF SUBLEASED PREMISES.....................................  9

15.     CONSENTS AND APPROVALS..............................................  9

16.     NOTICES............................................................. 10

17.     TERMINATION OF MAIN LEASE........................................... 10

18.     ASSIGNMENT AND SUBLETTING........................................... 10

19.     INSURANCE........................................................... 12

20.     ESTOPPEL CERTIFICATES............................................... 12

21.    ALTERATIONS......................................................     13

22.     RIGHT TO CURE SUBTENANT'S DEFAULTS.................................. 13

23.     SECURITY............................................................ 13

24.     BROKERAGE........................................................... 14

25.     WAIVER OF JURY TRIAL AND RIGHT TO COUNTERCLAIM...................... 14

26.     NO WAIVER........................................................... 14

27.     COMPLETE AGREEMENT.................................................. 15

28.     SUCCESSORS AND ASSIGNS.............................................. 15

29.     INTERPRETATION...................................................... 15

30.     DIRECT LEASE........................................................ 15

31.     CONSENT OF LANDLORD UNDER MAIN LEASE AND SECURITY................... 16

32.     LEASEBACK SPACE..................................................... 17

33.     SUBLESSOR'S MACHINERY AND EQUIPMENT................................. 20

34.     SUBLESSOR'S WAREHOUSE SALE.......................................... 20

35.     REPRESENTATIONS .................................................... 21

                                    SUBLEASE


                THIS SUBLEASE, dated the day of March, 1997 between THE HE-RO GROUP, INC., a New York corporation having its principal office at One American Way, Secaucus, New Jersey 07094 ("Sublessor"), and HARVE BENARD LTD., a New York corporation having an office at 225 Meadowland Parkway, Secaucus, New Jersey 07094-2399 ("Subtenant").

                              W I T N E S S E T H :


     1. DEMISE, TERM AND OCCUPANCY.

     (a) Sublessor hereby leases to Subtenant, and Subtenant hereby hires from Sublessor, those certain premises constituting the entire building (the "Building") known as One American Way (formerly known as 35 Enterprise Way), Secaucus, New Jersey 07094 (the "Subleased Premises") and being all of the premises which were leased to Sublessor under the Main Lease (hereinafter defined) subject, however, to Subtenant leasing back to Sublessor the "Leaseback Space" upon the terms and conditions hereinafter described in Paragraph 32 of this Sublease.

     (b) The term of this Sublease shall: (i) commence on the later of (A) the date hereof and (B) the receipt by Sublessor of the Consent of Overlandlord (as each such term is hereinafter defined) and the satisfaction or waiver of any conditions precedent with respect to such consent (such later date being the "Commencement Date") and (ii) end at 11:59 p.m. on January 31, 2002), unless sooner terminated as herein provided (the "Sublease Expiration Date"). Sublessor shall not be subject to any liability, the validity of this Sublease shall not be impaired and the term of this Sublease shall not be extended by any delay in the delivery of possession of the Subleased Premises to Subtenant.

     (c) Sublessor shall employ its diligent efforts to deliver the Subleased Premises to Subtenant in accordance with the following schedule (provided, however, that nothing herein shall be construed as preventing Sublessor from delivering all or any portion of the Subleased Premises to Subtenant prior to the scheduled dates hereinafter set forth and Subtenant shall be obligated to accept such delivery when made):

          (i) Warehouse/distribution portion of the Subleased Premises:

               (A) At least fifty percent (50%) of the first floor and mezzanine
          warehouse/distribution   space  (including  the  entire  second  floor
          "gravity" and mezzanine) not later than March 24, 1997;

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               (B) At  least  seventy  percent  (70%)  of the  first  floor  and mezzanine warehouse/distribution space not later than May 1, 1997; and

               (C) One Hundred percent (100%) of the first floor and mezzanine warehouse/distribution space not later than June 15, 1997.

          (ii) The balance of the Subleased Premises shall be delivered to Subtenant by not later than June 15, 1997.

          (iii) Upon request of either Sublessor or Subtenant, Sublessor and Subtenant shall promptly execute an instrument confirming the delivery of all or any portion of the Subleased Premises to Subtenant and/or the satisfaction of the provisions of all or any of this Paragraph 1(c).

     (d) So long as Sublessor shall continue to occupy any part of the Subleased Premises, access to the receiving/shipping overhead doors and staging areas and loading docks shall be shared by Sublessor and Subtenant and such shared access by Sublessor shall constitute part of the Leaseback and Leaseback Space pursuant to Paragraph 32 hereof.

     (e) Upon the delivery of each portion of the Subleased Premises to Subtenant, Sublessor and Subtenant shall each execute a letter agreement in the form of Exhibit A attached hereto confirming the portion of the Subleased Premises so delivered.

     2. SUBORDINATE TO MAIN LEASE. This Sublease is and shall be subject and subordinate to the lease dated December 20, 1990 (the "Original Main Lease"), as amended by a Lease Modification Agreement dated August 27, 1991 (the "Main Lease Modification" and, together with the Original Main Lease, collectively, the "Main Lease") between Hartz Mountain Industries, Inc. ("Overlandlord"), as landlord, and Sublessor, as tenant, and to the matters to which the Main Lease is or shall be subject and subordinate. Subtenant represents that a copy of the Main Lease (from which certain economic terms have been redacted) has been delivered to and examined by Subtenant. This Sublease shall also automatically be subject and subordinate to any amendments to the Main Lease (and same shall for the purpose of this Sublease automatically be deemed to be included in the definition of the Main Lease) made after the date hereof if such amendments do not: (a) prevent or adversely affect the use and enjoyment of the Subleased Premises by Subtenant in accordance with this Sublease, (b) shorten the term or increase the rent required to be paid by Subtenant under this Subleases, or (c) increase the obligations of Subtenant or decrease the rights of Subtenant under this Sublease.

     3. INCORPORATION BY REFERENCE. (a) The terms, covenants and conditions of the Main Lease are incorporated herein by reference so that, except to the extent that they are inapplicable or are modified by the provisions of this Sublease, for the purpose of incorporation by reference each and every term, covenant and condition of the Main Lease binding or inuring to the benefit of the landlord thereunder shall, in respect of this Sublease, bind or inure to the benefit of Sublessor, and each and every term, covenant and condition of the Main Lease binding or inuring to the benefit of the tenant thereunder shall, in respect of this Sublease, bind or inure to the benefit of Subtenant, with the same force and effect as if such terms, covenants and conditions were completely set forth in this Sublease, and as if the words "Lessor" and "Lessee," or words of similar import, wherever the same appear in the Main Lease, were construed to mean, respectively, "Sublessor" and "Subtenant" in this Sublease, and as if the words "Demised Premises," or words of similar import, wherever the same appear in the Main Lease, were construed to mean "Subleased Premises" in this Sublease, and as if the word "Lease," or words of similar import, wherever the same appear in the Main Lease, were construed to mean this "Sublease."

     (b) Notwithstanding anything to the contrary contained in this Sublease, the following are not incorporated in this Sublease: (i) the provisions of Subsections C, D, I, K, L, N, Q, X, BB, II and JJ of Section 1.01; Article 2;
Article 5; Article 7; Section 12.01; Article 30; Article 31; and Article 32 of the Original Main Lease; (ii) the provisions of the introductory paragraph of Paragraph R2 and Paragraphs R2.1 through R2.6 of the Rider to the Original Main Lease; (iii) the provisions of Exhibits C (Work Letter) and E (Letter of Credit) annexed to the Original Main Lease; and (iv) the provisions of the Main Lease Modification.

     (c) The provisions of Section 34.01 of the Main Lease, as incorporated by reference in this Sublease, are hereby modified to provide that neither this Sublease nor a notice or memorandum of this Sublease shall be recorded.

     (d) The provisions of Section 7.2 of the Rider to the Original Main Lease, as incorporated by reference in this Sublease, is hereby modified to provide the references to the "Commencement Date" contained therein shall be deemed to refer to the Commencement Date (as defined in this Sublease).

     (e) The time limits contained in the Main Lease for the giving of notices, making of demands or performing of any act, condition or covenant on the part of the tenant thereunder, or for the exercise by the tenant thereunder of any right, remedy or option, are changed for the purposes of incorporation herein by reference by shortening the same in each instance by five (5) days, so that in each instance Subtenant shall have five (5) days less time to give notice, make demand, observe or perform any act or covenant or execute any right, remedy or option hereunder than is accorded Sublessor as the tenant under the Main Lease, unless any such time limit is five (5) days or less, in which event such time limit shall be shortened by only one (1) day.

     (f) If any of the express provisions of this Sublease shall conflict with any of the provisions incorporated by reference, such conflict shall be resolved in every instance in favor of the express provisions of this Sublease. If Subtenant receives any notice or demand from the landlord under the Main Lease, Subtenant shall promptly, and in any event, by the following business day, give a copy thereof to Sublessor.

     4. PERFORMANCE BY SUBLESSOR. (a) Any obligation of Sublessor which is contained in this Sublease by the incorporation by reference of the provisions of the Main Lease and which is the obligation of the Overlandlord thereunder, may, upon Subtenant's request and at Subtenant's sole cost and expense, be observed or performed by Sublessor using reasonable efforts to cause Overlandlord to observe and/or perform the same; provided, however, that
Subtenant shall pay on demand any cost or expense (including, without limitation, reasonable attorney's fees) incurred by Sublessor in causing Overlandlord to observe and/or perform the same, and Sublessor shall have a reasonable time to enforce its rights to cause such observance or performance. Sublessor shall not be required to furnish, supply or install anything required to be furnished, supplied or installed by Overlandlord under any article of the Main Lease. Subtenant shall not in any event have any rights in respect of the Subleased Premises greater than Sublessor's rights under the Main Lease. Notwithstanding any provision to the contrary, as to obligations incorporated in this Sublease by reference to the provisions of the Main Lease, Sublessor shall not be required to make any payment or perform any obligation, and Sublessor shall have no liability to Subtenant for any matter whatsoever, except for Sublessor's obligation to pay the rent and additional rent due under the Main Lease and for Sublessor's obligation to use reasonable efforts, upon request of Subtenant, but at the sole cost and expense of Subtenant as provided above, to cause the Overlandlord to observe and/or perform its obligations under the Main Lease.

     (b)  If  Sublessor  is  unable,   after  making   reasonable   requests  of
Overlandlord, to cause Overlandlord to perform or commence to perform any obligation of Sublessor which is contained in this Sublease by the incorporation by reference of the provisions of the Main Lease by making demand upon Overlandlord, Sublessor shall, upon request by Subtenant, either: (i) commence and diligently prosecute appropriate litigation or (ii) authorize Subtenant to commence and diligently prosecute such litigation against Overlandlord provided that Sublessor shall approve all documents filed and actions taken in connection with such litigation, which approval of documents or actions shall not be unreasonably withheld or delayed. Upon request by Sublessor, such litigation shall be brought in the name of Subtenant, with appropriate subrogation of Sublessor's rights limited to the matter at issue, unless same is required by reason of lack of privity to be brought in the name of Sublessor in which event such litigation brought by Sublessor shall be brought in the name of Sublessor. Notwithstanding anything to the contrary contained in this Paragraph 4: (A) Sublessor shall have no obligation to take any action to cause Overlandlord to observe and/or perform the same or to litigate or to permit Subtenant to litigate the same if Sublessor in good faith shall believe that Overlandlord is not required by the Main Lease to observe and/or perform the obligation at issue or that it would not be commercially reasonable to litigate the same; (B) any such litigation shall be brought by counsel designated by Sublessor, subject to the reasonable approval of Subtenant as to any counsel other than Lowenthal, Landau, Fischer & Bring, P.C. (and Subtenant hereby waives any conflict of interest arising out of such representation) and any such litigation brought by Subtenant shall be brought by counsel designated by Subtenant, subject to the reasonable approval of Sublessor; (C) any actual out-of-pocket cost and/or expense incurred by Sublessor in seeking to enforce the obligations of Overlandlord under the Main Lease, including reasonable attorneys' fees and expenses, shall be paid by Subtenant within five (5) days after demand and, upon request by Sublessor, deposits on account thereof shall be paid by Subtenant; (D) Subtenant shall indemnify, defend and hold Sublessor harmless from and against any and all loss, liability, damage, cost or expense, including reasonable counsel fees, incurred by Sublessor in connection with any litigation commenced by or on behalf of Subtenant in accordance with the terms and provisions of this Paragraph 4; and (E) Sublessor shall have no obligation to Subtenant if such litigation, action or proceeding is unsuccessful if Sublessor has complied with the provisions of this Paragraph 4.

     (c) Sublessor shall not be responsible for any failure or interruption, for any reason whatsoever, of the services or facilities that may be appurtenant to or supplied at the building of which the Subleased Premises are a part by Overlandlord or otherwise, including, without limitation, heat, air conditioning, water, elevator service and cleaning service, if any; and no failure to furnish, or interruption of, any such services or facilities shall give rise to any: (i) abatement, diminution or reduction of Subtenant's obligations under this Sublease; (ii) claim of constructive eviction, in whole or in part; or (iii) liability on the part of Sublessor.

     5. NO BREACH OF MAIN LEASE. Subtenant shall not do or permit to be done any act or thing which may constitute a breach or violation of any term, covenant or condition of the Main Lease by the tenant thereunder, whether or not such act or thing is permitted under the provisions of this Sublease and whether or not the relevant provision of the Main Lease is incorporated by reference in this Sublease. The preceding sentence is not intended to vitiate the provisions of this Sublease as between Sublessor and Subtenant; however, in the event that stricter or different standards, provisions or conditions exist in the Main
Lease as between Overlandlord, as landlord, and Sublessor, as tenant, or the performance by Subtenant of any act or thing which may be permitted under this Sublease might constitute a breach or violation of any provision of the Main Lease, then, in addition to complying with this Sublease, Subtenant shall either comply with the relevant provision of the Main Lease, regardless of whether or not such provision is incorporated by reference in this Sublease, or obtain a consent to such act or thing or a waiver of such provision from Overlandlord prior to the performance of such act or thing.

     6. NO PRIVITY OF ESTATE. Nothing contained in this Sublease shall be construed to create privity of estate or of contract between Subtenant and Overlandlord.

     7. INDEMNITY. (a) Subtenant shall indemnify, hold harmless and upon request defend Sublessor from and against all losses, costs, damages, expenses and liabilities, including, without limitation, reasonable attorneys' fees, which Sublessor may incur or pay out by reason of: (i) any accidents, damages or injuries to persons or property occurring in, on or about the Subleased Premises (unless the same shall have been caused by Sublessor's gross negligence or willful misconduct); (ii) any default by Subtenant hereunder, after notice if required and expiration of any applicable cure period; (iii) any work done in or to the Subleased Premises by or on behalf of Subtenant (unless the same shall have been caused by Sublessor's negligence or misconduct); or (iv) any act, omission or negligence on the part of Subtenant and/or its officers, employees, agents, customers and/or invitees, or any person claiming through or under Subtenant, with respect to the Subleased Premises.

     (b) Sublessor shall indemnify, hold harmless and upon request defend Subtenant from and against all losses, costs, damages, expenses and liabilities, including, without limitation, reasonable attorneys' fees, which Subtenant may incur or pay out by reason of: (i) any accidents, damages or injuries to persons or property occurring in, on or about the Leaseback Space (unless the same shall have been caused by Subtenant's negligence or misconduct); (ii) any default by Sublessor under the Leaseback (hereinafter defined) after notice if required and expiration of any applicable cure period; (iii) any work done in or to the Leaseback Space by or on behalf of Sublessor (unless the same shall have been caused by Subtenant's negligence or misconduct) or (iv) any, omission or negligence on the part of Sublessor and/or its officers, employees, agents, customers and/or invitees, or any person claiming through or under Subtenant with respect to the Subleased Premises.

     8. RELEASES. Subtenant hereby releases Overlandlord and anyone claiming through or under Overlandlord by way of subrogation or otherwise to the extent that Sublessor released Overlandlord and/or Overlandlord was relieved of liability or responsibility pursuant to the provisions of the Main Lease, and Subtenant will cause its insurance carriers to include any clauses or endorsements in favor of Overlandlord and others which Sublessor is required to provide pursuant to the provisions of the Main Lease.

     9. RENT; RENT ABATEMENT AND NET SUBLEASE.

     (a) Subtenant shall pay to Sublessor rent (the "Fixed Rent") at the rate of Eight Hundred Ninety One Thousand ($891,000.00) Dollars per annum payable in advance in equal monthly installments of Seventy Four Thousand Two Hundred Fifty ($74,250.00) Dollars per month on the twenty-fifth (25th) day of the preceding month for each month or part thereof during the term of this Sublease. On or prior to May 1, 1997, Subtenant shall pay Sublessor Fixed Rent and Additional Rent (hereinafter defined) for the period from May 15, 1997 through and including June 30, 1997 in the amount of $130,612.81 consisting of: (i) Fixed Rent of $111,375.00 (based on monthly Fixed Rent of $74,250), (ii)$ $17,272.05 of real estate taxes (based on quarterly real estate taxes of $34,544.09), (iii) $1,236.14 of operating expenses (based on monthly operating expenses of $824.09), (iv) $729.63 of property insurance (based on annual property insurance of $5,837). Such payment shall be subject to adjustment pursuant to Paragraph 32
(b). If the Expiration date is other than the last day of a month then the Fixed Rent and Additional Rent for the month in which the term of this Sublease expires shall be prorated. Fixed Rent, Additional Rent (hereinafter defined) and all other sums due under this Sublease shall be paid promptly when due, without notice or demand therefor, and without deduction, abatement, counterclaim or setoff of any amount or for any reason whatsoever. Fixed Rent, Additional Rent and all other sums due under this Sublease shall be paid to Sublessor by good unendorsed check of Subtenant at the address of Sublessor set forth in Paragraph 16 of this Sublease or to such other person and/or at such other address as Sublessor may from time to time designate by notice to Subtenant. No payment by Subtenant or receipt by Sublessor of any lesser amount than the amount stipulated to be paid hereunder shall be deemed other than on account of the earliest stipulated Fixed Rent or Additional Rent or other sums due under this Sublease; nor shall any endorsement or statement on any check or letter be deemed an accord and satisfaction, and Sublessor may accept any check or payment without prejudice to Sublessor's right to recover the balance due or to pursue any other remedy available to Sublessor. Any provision in the Main Lease referring to Fixed Rent or Additional Rent incorporated herein by reference shall be deemed to refer to the Fixed Rent and Additional Rent due under this Sublease.

     (b) Notwithstanding the delivery to Subtenant of all or any portion of the Subleased Premises prior to the Rent Commencement Date, Subtenant shall not be required to pay the Fixed Rent or any Additional Rent due hereunder from the Commencement Date through the later of (i) May 15, 1997 or (ii) the date on which Sublessor has complied with Paragraph 1(c)(i)(B) (such later date constituting the "Rent Commencement Date"). Subtenant's obligation for the payment of Fixed Rent and Additional Rent shall however, commence on the Rent Commencement Date regardless of whether all of the Subleased Premises shall have been delivered to Subtenant or whether Subtenant shall have actually commenced the use of all or any part of the Subleased Premises except that to the extent that Sublessor has failed to deliver any of the Subleased Premises (other than the Leaseback Space) to Subtenant by June 15, 1997 as provided in Paragraph 1(c), then the Fixed Rent shall be reduced by fifty percent (50%) until possession thereof has been delivered to Subtenant.

     (c) Except as expressly otherwise provided herein, it is intended that the Rent, Additional Rent and other sums payable under this Sublease to Sublessor shall be absolutely "net" to Sublessor, without deduction, setoff or diminution of any nature or under any circumstances and that no payments shall be required to be made by Sublessor hereunder other than (i) the Fixed Rent (as defined in the Main Lease) to be paid by Sublessor as tenant under the Main Lease and (ii) the rental and other payments to be made by Sublessor as "sub-subtenant" with respect to the Leasehold Space to Paragraph 32 of this Sublease.

     (d) Subtenant shall make its checks for the Fixed Rent and Additional Rent payable to Overlandlord but shall deliver such checks to Sublessor and not to Overlandlord. The provisions of the preceding sentence shall apply if and only:
(i) a corresponding payment for a corresponding type of expense is due and payable to Overlandlord under a corresponding provision of the Overlease and, if so, only to the extent that the amount due to Sublessor does not exceed the amount due to Overlandlord, (ii) such payment is timely made by Subtenant under this Sublease by delivery of such checks to Sublessor, (iii) Sublessor has not given Subtenant reasonably satisfactory evidence that the corresponding payment due to Overlandlord under the Overlease has been paid or is not due and payable (which evidence may be an affidavit of an officer, partner or principal of Subtenant with copies of appropriate supporting documentation attached thereto) and (iv) Overlandlord has agreed in writing in its consent to this Sublease to accept payments from Subtenant on account of Sublessor's obligations under the Main Lease.

     10. ADDITIONAL RENT. (a) Subtenant shall be required to pay to Sublessor any amounts payable by Sublessor to Overlandlord under the Main Lease pursuant to the provisions thereof as Additional Charges (as defined in the Main Lease), including, without limitation, all sums due in respect of real estate taxes, utilities, expenses of operation, escalations or any other matters, and the entire amount of the costs, if any, imposed on Sublessor pursuant to the Main Lease (collectively, "Additional Rent"); provided, however, that Sublessor shall not be required to pay any sums due to Overlandlord under the Main Lease solely as a result of a default by Sublessor as tenant under the Main Lease when Subtenant is not similarly in default under this Sublease (e.g., late charges and attorney's fees due as a result of the late payment of rent under the Main Lease when Subtenant has timely paid all Fixed Rent and Additional Rent).

     (b) There shall be no proration or adjustment of Additional Rent as a result of the occupancy of any part of the Subleased Premises by Sublessor under Paragraphs 1(c) or 32. To the extent that Sublessor has prepaid any item constituting Additional Rent (e.g., real estate taxes) for a period beyond the Rent Commencement Date, same shall be adjusted as between Sublessor and Subtenant as of the Rent Commencement Date. All amounts, charges, expenses, pass throughs and other sums due from Subtenant to Sublessor under this Sublease (other than Fixed Rent) shall constitute Additional Rent and shall be paid within five (5) days after demand.

     11. LATE CHARGES, CHECK CHARGES AND NOTICE CHARGES

     (a) If payment of any Fixed Rent or Additional Rent shall not have been paid by the eighth (8th) day after the date on which such amount was due and payable a late charge of four percent (4%) of the amount which is due and unpaid shall, at Sublessor's option, be payable as liquidated damages for Subtenant's failure to make prompt payment and Subtenant acknowledges that such amount is fair and reasonable and does not constitute interest. In addition, in the event that any Fixed Rent or Additional Rent shall not have been paid by the 30th day after the date on which such amount was due and payable interest shall be due and payable as an additional late charge at a rate equal to the "base rate" announced by Citibank, N.A. from time-to-time at its principal office in New York City plus four percent (4%) per calendar month or any part thereof on the amount due or the maximum rate of interest which may lawfully be collected from the Subtenant, whichever is less, from the date on which such amount was originally due and payable as liquidated damages for Subtenant's continued failure to make such payment. The late charges for any month shall be payable on the first day of the following month, and in default of payment of any late charges, Sublessor shall have (in addition to all other remedies) the same rights as provided in this Sublease (including the provisions incorporated by reference) for non-payment of Fixed Rent. Nothing in this Section contained and no acceptance of late charges by Sublessor shall be deemed to extend or change the time for payment of Fixed Rent or Additional Rent.

     (b) If any check in payment of any sum due to Sublessor under this Sublease is not paid promptly upon its initial presentation for payment then an administrative charge of $100 shall, at Sublessor's option, be payable as liquidated damages in addition to any other sums due to Sublessor under this Paragraph 10 or otherwise.

     12. UTILITIES. From and after the Rent Commencement Date, Subtenant shall pay for all utilities and any other services contracted for or requested by Subtenant.

     13. USE. Subtenant shall use and occupy the Subleased Premises solely for the Permitted Uses (as such term is defined in the Main Lease). Subtenant shall comply with the certificate of occupancy relating to the Subleased Premises and with all laws, statutes, ordinances, orders, rules, regulations and requirements of all federal, state and municipal governments and the appropriate agencies, officers, departments, boards and commissions thereof, and the board of fire underwriters and/or the fire insurance rating organization or similar organization performing the same or similar functions, whether now or hereafter in force, applicable to the Subleased Premises. Sublessor and Subtenant shall each cooperate with the other in obtaining any Certificates of Occupancy required for the Subleased Premises and/or the Leaseback Space. Sublessor shall, as promptly as is reasonably possible after the Commencement Date, obtain at its sole cost and expense, the initial Certificate of Occupancy for Subtenant for the Subleased Premises provided that no alterations or improvements are made or proposed to be made by Subtenant prior to the issuance of such Certificate of Occupancy.

     14. CONDITION OF SUBLEASED PREMISES. Subtenant is leasing the Subleased Premises "as is" subject to the provisions of this Paragraph 14. In making and executing this Sublease, Subtenant has relied solely on such investigations, examinations and inspections as Subtenant has chosen to make or has made. Subtenant acknowledges receipt of a copy of the current Certificate of Occupancy for the Subleased Premises and that Sublessor has afforded Subtenant the opportunity for full and complete investigations, examinations, and inspections. Sublessor represents that to the best of its knowledge, without independent inquiry, the plumbing, electrical and heating systems serving the Subleased Premises are in working order on the date of this Sublease; provided, however that: (i) this representation shall expire and terminate on July 15, 1997 and written notice of any claim thereunder must be received by Sublessor on or prior to such date and suit must be commenced with respect thereto within thirty (30) days after of such claim has been given, time being of the essence, or such claim shall be deemed waived and (ii) Sublessor's liability with respect to a breach of such representation shall be limited solely to the cost to repair such condition and only to the extent that such cost as to each separate item exceeds $1,000.

     15. CONSENTS AND APPROVALS. In any instance when Sublessor's consent or approval is required under this Sublease, Sublessor's refusal to consent to or approve any matter or thing shall be deemed reasonable if, inter alia, such consent or approval is required by, and has not been obtained from, Overlandlord; provided, however, Sublessor covenants to use reasonable efforts (at the sole cost and expense of Subtenant, including reasonable attorney's fees) to obtain the consent or approval of Overlandlord. Any request by Subtenant for Sublessor's consent to or approval of any matter or thing shall specify whether or not, in the opinion of Subtenant, the consent or approval of Overlandlord is required as to same under the

Main Lease (including, without limitation, the provisions of the Main Lease which are not incorporated by reference in this Sublease) and shall reference the article, section or paragraph numbers of the relevant provisions of this Sublease and the Main Lease; provided, however, that the opinion of Subtenant as to any such matter shall not be binding upon Sublessor. In the event that Subtenant shall seek the approval by or consent of Sublessor and Sublessor shall fail or refuse to give such consent or approval, Subtenant shall not be entitled to any damages for any withholding or delay of such approval or consent by Sublessor, it being intended that Subtenant's sole remedy shall be an action for injunction or specific performance and that said remedy of an action for injunction or specific performance shall be available only in those cases where Sublessor shall have expressly agreed in writing not to unreasonably withhold or delay its consent.

     16. NOTICES. All notices, consents, approvals, demands and requests which are required or desired to be given by either party to the other hereunder shall be in writing and shall be personally delivered, sent by reputable overnight courier delivery service or sent by United States registered or certified mail and deposited in a United States post office, return receipt requested and postage prepaid. Notices, consents, approvals, demands and requests which are served upon Sublessor or Subtenant in the manner provided herein shall be deemed to have been given or served for all purposes hereunder on the day personally delivered, the next business day after sending by overnight courier as aforesaid or on the fifth (5th) business day after mailing as aforesaid. Prior to the Commencement Date, all notices, consents, approvals and requests given to Subtenant shall be addressed to the address given at the beginning of this Sublease. After the Commencement Date, all notices, consents, approvals, demands and requests given to Subtenant shall be addressed to Subtenant at the Subleased Premises. All notices, consents, approvals, demands and requests given to Sublessor shall be addressed to it at the address set forth at the beginning of this Sublease to the attention of Mr. Sam Kaplan with a copy at the same time and in the same manner to Lowenthal, Landau, Fischer & Bring, P.C., 250 Park Avenue, New York, New York 10177, Attention: Martin R. Bring, Esq. Either party may from time to time change the names and/or addresses to which notices, consents, approvals, demands and requests shall be addressed by a notice given in accordance with the provisions of this Section.

     17. TERMINATION OF MAIN LEASE. If for any reason the term of the Main Lease shall terminate prior to the Sublease Expiration Date, this Sublease shall thereupon be terminated and Sublessor shall not be liable to Subtenant by reason thereof unless both: (a) Subtenant shall not then be in default hereunder after notice if required and expiration of the applicable cure period, if any, and (b) said termination shall have been effected because of the breach or default of Sublessor under the Main Lease. Sublessor shall not, except as provided in Paragraph 30 or after a fire, other casualty or condemnation, surrender or terminate the Main Lease.

     18. ASSIGNMENT AND SUBLETTING. Supplementing the provisions of Article 10 of the Main Lease (the provisions of which have been incorporated herein by reference), Subtenant shall not, by operation of law or otherwise, assign, sell, mortgage, pledge or in any manner transfer this Sublease or any interest therein, transfer direct or indirect control of Subtenant, sublet the Subleased Premises or any part or parts thereof, or grant any concession or license or otherwise permit occupancy of all or any part of the Subleased Premises by any person, without the prior written consent of Sublessor and, if required under the Main Lease or the terms of Overlandlord's consent to this Sublease, of Overlandlord. Sublessor shall not unreasonably withhold or delay its consent to any assignment of the Main Lease or any subletting of all or any part of the Subleased Premises to any person or entity which has a net worth of not less than $10,000,000 subject to the provisions of Article 10 of the Main Lease as incorporated herein by reference. Notwithstanding the foregoing, the consent of Sublessor shall not be required as to any assignment of this lease or a subletting of all or any part of the Subleased Premises to any entity controlling, controlled by or under common control with Subtenant provided that Sublessor is given ten (10) days prior written notice thereof together with copies of such sublease or assignment any other relevant documents and reasonably satisfactory evidence of such relationship. Any subsequent change in control of such assignee or subtenant shall be deemed to be an assignment of this Sublease or subletting, as the case may be, subject to the provisions of this Paragraph 18 and Article 10 of the Main Lease. Any sublease shall provide that it is subject and subordinate to this Sublease and the Main Lease and to the matters to which this Sublease is or shall be subordinate, shall include the provisions of Paragraph 5 of this
Sublease and shall provide that in the event of termination, re-entry or dispossess by Sublessor under this Sublease, Sublessor may, at its option, take over all of the right, title and interest of Sublessor, as sublessor, under such sublease, and such subtenant shall, at Sublessor's option, attorn to Sublessor pursuant to the then executory provisions of such sublease, except that Sublessor shall not be liable for any previous act or omission of Subtenant under such sublease, be subject to any offset which theretofore accrued to such subtenant against Subtenant, or be bound by any previous modification of such sublease or by any previous prepayment of more than one month's rent. Any assignment of this Sublease shall include an assumption of all obligations arising under the Sublease from and after the effective date of such assignment. Neither the consent of Sublessor to an assignment, subletting, concession, or license, nor the references in this Sublease to assignees, subtenants, concessionaires or licensees, shall in any way be construed to relieve Subtenant of the requirement of obtaining the consent of Sublessor to any further assignment or subletting or to the making of any assignment, subletting, concession or license for all or any part of the Subleased Premises. In the event Sublessor consents to any assignment of this Sublease, the assignee shall execute and deliver to Sublessor an agreement in form and substance satisfactory to Sublessor whereby the assignee shall assume all of Subtenant's obligations under this Sublease. Notwithstanding any assignment or subletting, including, without limitation, any assignment or subletting permitted or consented to, the original Subtenant named herein and any other person(s) who at any time was or were Subtenant shall remain fully liable on this Sublease, and if this Sublease shall be amended, modified, extended or renewed, the original Subtenant named herein and any other person(s) who at any time was or were Subtenant shall remain fully liable on this Sublease as so amended, modified, extended or renewed. Any violation of any provision of this Sublease by any assignee, subtenant or other occupant shall be deemed a violation by the original Subtenant named herein, the then Subtenant and any other persons who at any time was or were Subtenant, it being the intention and meaning that the original Subtenant named herein, the then Subtenant and any other person(s) who at any time was or were Subtenant shall all be liable to Sublessor for any and all acts and omissions of any and all assignees, subtenants and other occupants of the Subleased Premises. If this Sublease shall be assigned or if the Subleased Premises or any part thereof shall be sublet or occupied by any person or persons other than the original Subtenant named herein, Sublessor may collect rent from any such assignee and/or any subtenants or occupants, and apply the net amounts collected to the Fixed Rent and Additional Rent, but no such assignment, subletting, occupancy or collection shall be deemed a waiver of any of the provisions of this Section, or the acceptance of the assignee, subtenant or occupant as Subtenant, or a release of any person from the further performance by such person of the obligations of Subtenant under this Sublease.

     19. INSURANCE. Subtenant shall maintain throughout the term of this Sublease the following insurance coverage: (a) comprehensive general public liability insurance in respect of the Subleased Premises and the conduct and operation of business therein, with Sublessor, Overlandlord and any other party required under the Main Lease as additional insured, with limits of not less than $10,000,000 for bodily injury or death combined single limit, and $1,000,000 for property damage, including water damage and, if applicable, sprinkler leakage legal liability; (b) Worker's Compensation Insurance in the statutory limits; (c) rent insurance in an amount equal to one (1) years Fixed Rent and Additional Rent (or business interruption insurance with an endorsement satisfactory to Sublessor providing for the payment of Fixed Rent and Additional Rent directly to Sublessor); and (d) casualty, fire and extended coverage insurance in an amount equal to the full replacement value of Subtenant's personalty and fixtures at the Subleased Premises, and any improvements to the Subleased Premises. Policies, binders or other evidence of such insurance (but not certificates of insurance) shall be delivered to Sublessor upon the execution of this Sublease by Subtenant. Subtenant shall procure and pay for renewals or replacements of such insurance from time to time before the expiration thereof, and Subtenant shall deliver to Sublessor such renewal or replacement policy or binder at least 30 days before the expiration of any existing policy. All such policies shall be issued by companies licensed to do business in the State of New Jersey and approved by Sublessor and the forms and substance thereof shall be approved by Sublessor. All such policies shall contain a provision whereby the same cannot be cancelled or modified unless Sublessor and Overlandlord are given at least 30 days' prior written notice by certified or registered mail of such cancellation or modification. Subtenant will bear the risk of loss with respect to any damage to its personalty, fixtures and improvements and the contents of the Subleased Premises which are owned, controlled or in the custody of Subtenant.

     20. ESTOPPEL CERTIFICATES. Each party shall, within ten (10) days after each and every request by the other party, execute, acknowledge and deliver to the requesting party a statement in writing: (a) certifying that this Sublease is unmodified and in full force and effect (or if there have been modifications, that the same is in full force and effect as modified, and stating the modifications); (b) specifying the dates to which the Fixed Rent and Additional Rent have been paid; (c) stating whether or not, to the best knowledge of the responding party, Sublessor or Subtenant is in default in performance or observance of its obligations under this Sublease, and, if so, specifying each such default; (d) stating whether or not, to the best knowledge of the responding party, any event has occurred which with the giving of notice or passage of time, or both, would constitute a default by Sublessor or Subtenant under this Sublease, and, if so, specifying each such event; and
(e) as to any other matters reasonably requested by the requesting party. Any such statement delivered pursuant to this Section may be relied upon by any actual or prospective assignee, transferee or mortgagee of the leasehold estate under the Main Lease.

     21.  ALTERATIONS.  Supplementing  the  provisions of Article 14 of the Main
Lease (the provisions of which have been incorporated herein by reference), Subtenant shall not make or cause, suffer or permit the making of any alteration, addition, change, replacement, installation or addition in or to the Subleased Premises without obtaining the prior written consent in each instance of Sublessor and if required under the Main Lease or under the terms of Overlandlord's consent to this Sublease, of Overlandlord. Sublessor shall not unreasonably withhold or delay its consent to any non-structural alterations. Sublessor's approval shall not be required as to the replacement of Sublessor's signage with Subtenant's signage, the installation of a steam tunnel, automatic bagging equipment and sealing equipment and the modification of existing racking to accommodate the flow of merchandise through such new equipment, unless same requires any structural alterations in which event, Sublessor shall not unreasonably withhold, condition or delay its approval thereof.

     22. RIGHT TO CURE SUBTENANT'S DEFAULTS. If Subtenant shall at any time fail to make any payment or perform any other obligation of Subtenant hereunder, then Sublessor shall have the right, but not the obligation, after 5 days' notice to Subtenant, or without notice to Subtenant in the case of any emergency, and without waiving or releasing Subtenant from any obligations of Subtenant hereunder, to make such payment or perform such other obligation of Subtenant in such manner and to such extent as Sublessor shall deem necessary, and in exercising any such right, to pay any incidental costs and expenses, employ attorneys, and incur and pay reasonable attorneys' fees. Subtenant shall pay to Sublessor upon demand all sums so paid by Sublessor and all incidental costs and expenses of Sublessor in connection therewith, together with interest thereon at the rate of two percent (2%) per calendar month or any part thereof or the then maximum rate of interest which may lawfully be collected from Subtenant, whichever shall be less, from the date of the making of such expenditures.

     23. SECURITY. Subtenant shall deliver a security deposit in the amount of $320,137.08 to Overlandlord or Sublessor as provided in Paragraph 31(b) hereof as security for the performance and observance by Subtenant of the obligations on the part of Subtenant to be performed under this Sublease. If alternative
(ii) under Paragraph 31(b) is in effect then the security deposit shall bear no interest and may be co-mingled with the general funds of Sublessor. Sublessor shall have the right, without notice to Subtenant, and regardless of the exercise of any other remedy Sublessor may have by reason of a default, to apply any part of said deposit to cure any default of Subtenant after notice, if required and after the expiration of any applicable cure period, and, if Sublessor does so, Subtenant shall upon demand deposit with Overlandlord or Sublessor, as the case may be, the amount so applied so that Overlandlord or Sublessor, as the case may be, shall have the full amount of the security deposit plus interest at all times during the term of this Sublease. If Subtenant shall fail to make such deposit, Sublessor shall have the same remedies for such failure as Sublessor has for a default in the payment of Fixed Rent. In the event of an assignment or transfer of the leasehold estate under the Main Lease: (a) Sublessor shall have the right to transfer Sublessor's interest in the security deposit to the assignee, (b) Sublessor shall thereupon be automatically released by Subtenant from all liability for the return of such security deposit and (c) Subtenant shall look solely to the assignee for the return of said security deposit, and the foregoing provisions of this sentence shall apply to every transfer made of the security deposit to a new assignee of Sublessor's interest in the Main Lease. The security deposited under this Sublease shall not be assigned or encumbered by Subtenant without the prior consent of Sublessor, and any such assignment or encumbrance shall be void.

     24. BROKERAGE. Subtenant represents to Sublessor that no broker or other person had any part, or was instrumental in any way, in bringing about this Sublease other than SBWE, Inc. ("Sublessor's Broker") and Corporate America Realty and Advisors ("Subtenant's Broker" and together with Sublessor's Broker, collectively, the "Broker"). Sublessor shall pay any commission earned by Sublessor's Broker pursuant to a separate agreement. Subtenant shall pay any commission earned by Subtenant's Broker pursuant to a separate agreement. Subtenant shall pay, and shall indemnify, defend and hold harmless, Sublessor from and against, any claims made by any other broker or person other than Sublessor's Broker for a brokerage commission, finder's fee, or similar compensation, by reason of or in connection with this Sublease, and any loss, liability, damage, cost and expense (including, without limitation, reasonable attorneys' fees) in connection with such claims if such other broker or other person claims to have had dealings with Subtenant in connection with this Sublease and/or the Subleased Premises. The provisions of this paragraph shall survive the expiration or termination of this Sublease.

     25. WAIVER OF JURY TRIAL AND RIGHT TO COUNTERCLAIM. Subtenant hereby waives all right to trial by jury in any summary or other action, proceeding or counterclaim arising out of or in any way connected with this Sublease, the relationship of Sublessor and Subtenant, the Subleased Premises and the use and occupancy thereof, and any claim of injury or damages. Subtenant also hereby waives all right to assert or interpose a counterclaim in any summary proceeding or other action or proceeding to recover or obtain possession of the Subleased Premises.

     26. NO WAIVER. The failure of Sublessor to insist in any one or more cases upon the strict performance or observance of any obligation of Subtenant hereunder or to exercise any right or option contained herein shall not be construed as a waiver or relinquishment for the future of any such obligation of Subtenant or any right or option of Sublessor. Sublessor's receipt and acceptance of Fixed Rent or Additional Rent, or Sublessor's acceptance of performance of any other obligation by Subtenant, with knowledge of Subtenant's breach of any provision of this Sublease, shall not be deemed a waiver of such breach. No waiver by Sublessor of any term, covenant or condition of this Sublease shall be deemed to have been made unless expressed in writing and signed by Sublessor.

     27. COMPLETE AGREEMENT. There are no representations, agreements, arrangements or understandings, oral or written' between the parties relating to the subject matter of this Sublease which are not fully expressed in this Sublease. This Sublease cannot be changed or terminated orally or in any manner other than by a written agreement executed by both parties.

     28. SUCCESSORS AND ASSIGNS. The provisions of this Sublease, except as herein otherwise specifically provided, shall extend to, bind and inure to the benefit of the parties hereto and their respective personal representatives, heirs, successors and permitted assigns. In the event of any assignment or transfer of the leasehold estate under the Main Lease, the transferor or assignor, as the case may be, shall be and hereby is entirely relieved and freed of all obligations under this Sublease.

     29. INTERPRETATION. Irrespective of the place of execution or performance, this Sublease shall be governed by and construed in accordance with the laws of the State in which the Subleased Premises are located. If any provision of this Sublease or the application thereof to any person or circumstance shall, for any reason and to any extent, be invalid or unenforceable, the remainder of this Sublease and the application of that provision to other persons or circumstances shall not be affected but rather shall be enforced to the extent permitted by law. The table of contents, captions, headings and titles, if any, in this Sublease are solely for convenience of reference and shall not affect its interpretation. This Sublease shall be construed without regard to any presumption or other rule requiring construction against the party causing this Sublease to be drafted. If any words or phrases in this Sublease shall have been stricken out or otherwise eliminated, whether or not any other words or phrases have been added, this Sublease shall be construed as if the words or phrases so stricken out or otherwise eliminated were never included in this Sublease and no implication or inference shall be drawn from the fact that said words or phrases were so stricken out or otherwise eliminated. Each covenant, agreement, obligation or other provision of this Sublease shall be deemed and construed as a separate and independent covenant of the party bound by, undertaking or making same, not dependent on any other provision of this Sublease unless otherwise expressly provided. All terms and words used in this Sublease, regardless of the number or gender in which they are used, shall be deemed to include any other number and any other gender as the context may require. The word "person" as used in this Sublease shall mean a natural person or persons, a partnership, a corporation or any other form of business or legal association or entity.

     30. DIRECT LEASE. Subtenant agrees to accept an assignment of the Main Lease or to terminate this Sublease and execute a new direct lease with Overlandlord upon request of Sublessor and Subtenant agrees to execute any and all documents reasonably required by Overlandlord or Sublessor in connection with such assignment or new lease within thirty (30) days after request, including, without limitation: (a) an assumption agreement whereby Subtenant assumes all of the obligations of Sublessor under the Main Lease or such new lease and (b) upon request of Sublessor, a sublease to Sublessor of all or any part of the Subleased Premises then occupied by Sublessor under Paragraph 1(c) and 32 on the same terms and conditions applicable to such occupancy and the Leaseback; provided, however, that: (i) upon or prior to any such assignment of the Main Lease, the Main Lease shall be amended to provide that the annual fixed rent and additional rent thereunder is not more than Fixed Rent and Additional Rent under this Sublease; (ii) the terms thereof are not materially and adversely different from the terms of this Sublease and the Main Lease and do not increase the obligations of Subtenant, as tenant thereunder, except as provided in Paragraph 30(i), or decrease the rights of Subtenant, as tenant thereunder; (iii) such sublease shall be on the terms of the Leaseback (hereinafter defined); and (iv) upon any such assignment or new lease, Sublessor shall be released from all of its obligations under the Main Lease and this Sublease.

     31. CONSENT OF LANDLORD UNDER MAIN LEASE AND SECURITY. (a) Sublessor shall use its reasonable efforts (at no cost or expense to Sublessor) to obtain: (i) the written consent of Overlandlord to this Sublease in accordance with the terms and conditions of the Main Lease, (ii) the agreement of Overlandlord in such consent to accept payments from Subtenant on account of Sublessor's obligations under the Main Lease (as discussed in Paragraph 9(d)), and (iii) a subordination, non-disturbance and attornment agreement reasonably acceptable to Sublessor (if Sublessor is required to execute same), Subtenant and Overlandlord (collectively, the "Consent"). A consent letter substantially the same as that executed by Overlandlord, Sublessor and USA Cargo Distribution, Inc. dated June 2, 1994, and modified as provided in Paragraph 31(b) hereof, shall be deemed acceptable to Sublessor and Subtenant. A subordination, non-disturbance and attornment agreement substantially the same as that executed by Overlandlord, Sublessor and USA Cargo Distribution Center, Inc., dated June 7, 1994 shall be deemed to be acceptable to Sublessor and Subtenant. This Sublease shall have no effect unless and until Overlandlord shall have delivered the Consent and any conditions precedent with respect to the Consent shall have been satisfied or waived. If the Consent shall not have been obtained by March 10, 1997, Subtenant shall have the right on notice to Sublessor to terminate this Sublease, whereupon this Sublease shall be deemed null and void and of no effect. If the Consent shall not have been obtained by March 31, 1997, Sublessor shall have the right on notice to Subtenant to terminate this Sublease, whereupon this Sublease shall be deemed null and void and of no effect.

     (b) This Sublease is contingent upon Sublessor and Subtenant either: (i) obtaining the consent of Overlandlord to the release to Sublessor of the security deposit held by Overlandlord under the Main Lease in the amount of $320,137.08, plus the undistributed interest, if any, earned thereon simultaneously with the delivery by Subtenant to Overlandlord of a letter of credit to be provided by Subtenant in an equivalent amount and otherwise satisfactory to Overlandlord which shall serve as the security deposit under the Main Lease and under this Sublease and if such consent is obtained then such letter of credit shall within three (3) business days thereafter be delivered by Subtenant to Overlandlord and a copy thereof shall simultaneously be delivered to Sublessor and its counsel, or (ii) if Overlandlord shall not consent thereto, then Sublessor obtaining the consent of Overlandlord to the assignment by Sublessor to Subtenant of Sublessor's right to receive the proceeds of the security deposit posted by Sublessor under Article 7 of the Main Lease upon the expiration or termination of the Main Lease to the extent same has not been applied by Overlandlord in accordance with the Main Lease. If

Overlandlord shall consent to such assignment, then upon the delivery of $320,137.08 representing the security deposit to Sublessor to be held pursuant to Paragraph 23 of this Sublease, Sublessor shall be deemed to have so assigned Sublessor's right to receive the proceeds of the security deposit posted by Sublessor under the Main Lease.

     32. LEASEBACK SPACE.

     (a) Subtenant hereby leases back to Sublessor, and Sublessor hereby hires from Subtenant (the "Leaseback") that certain portion of the Subleased Premises consisting of the entire second floor of the Subleased Premises and the portions of first floor of the Subleased Premises currently used by Sublessor for its MIS Department including the computer rooms, the two adjacent MIS Department offices and the nearby caged area containing computer supplies (collectively, the "Leaseback Space"). Promptly after the Commencement Date, Sublessor shall install two (2) doors to separate the common lobbies of the Subleased Premises from the ground floor office space constituting a part of the Leaseback Space and Subtenant shall pay one-half of the reasonable cost thereof within ten (10) days after installation thereof and delivery of an invoice therefor to Subtenant.

     (b) The Leaseback shall be for a term of one (1) year commencing with Commencement Date and ending on the first anniversary thereof (as the same may be extended, the "Leaseback Expiration Date"). Sublessor shall pay to Subtenant rent (the "Leaseback Space Rent") commencing on the Rent Commencement Date of Eighty Three Thousand Two Hundred Dollars ($83,200.00) per annum payable in advance in equal monthly installments of Six Thousand Nine Hundred Thirty-Three Dollars and 33/100 ($6,933.33) payable on the later of: (i) the fifth (5th) day of the month or (ii) the fifth (5th) day following Sublessor's receipt from Subtenant of the Fixed Rent and Additional Rent due for such month. Notwithstanding the foregoing, the Leaseback Space Rent shall be offset against the Fixed Rent. Subtenant shall not pay any Additional Rent or other sums with respect to the Leaseback Space. Within one (1) week after Subtenant has delivered to Sublessor the security deposit under Paragraph 31(b), Sublessor shall deliver to Subtenant $25,000 or a letter of credit reasonably satisfactory to Subtenant to be held as a security deposit with respect to Sublessor's obligations under the Leaseback and Sublessor's obligations to pay Fixed Rent and Additional Charges to Overlandlord under the Main Lease.

     (c) Provided that Sublessor shall not be in default under this Paragraph 32 after notice, if required, and the expiration of any applicable cure period at the time of the exercise thereof or at any time on or before the effective date thereof, Sublessor shall have four (4) successive options to extend the term of the Leaseback for a period of one (1) year each (each a "Renewal Term"), except that the final Renewal Term shall expire on the Sublease Expiration Date. Each of such options shall be automatically deemed to have been exercised unless Sublessor has given a notice to the contrary to Subtenant not less than four (4) months before the Leaseback Expiration Date as theretofore extended. If Sublessor shall elect or be deemed to have elected to exercise any such option, the term of the Leaseback shall be automatically extended for one (1) year without the execution of an extension or renewal agreement after request by Sublessor. Upon the request of either Subtenant or Sublessor, Subtenant and Sublessor shall execute, acknowledge and deliver to Sublessor an instrument confirming the effective exercise of any such option and confirming the extended Leaseback Expiration Date. The terms and conditions applicable during each Renewal Term shall be the same terms and conditions as are in effect immediately proceeding the commencement of the Renewal Term. Notwithstanding anything to the contrary contained in this Paragraph 32(c), under no circumstances shall the term of the Leaseback extend beyond the Expiration Date or sooner termination of this Sublease or the Main Lease (other than pursuant to Paragraph 30 if Sublessor requests the continuation of the Leaseback as provided therein after an assignment of the Main Lease to Subtenant or the execution of a new direct lease). Any termination, expiration, cancellation or surrender of this Sublease or the Leaseback on or prior to the Expiration Date shall terminate such option. Such option may not be severed from this Sublease nor separately sold, assigned nor otherwise transferred.

     (d) The Leaseback is agreed to: (i) be expressly subject to all of the covenants, agreements, terms, provisions and conditions of this Sublease and the Main Lease except such as are irrelevant or inapplicable, and except as otherwise expressly set forth to the contrary in this Paragraph 32; (ii) give Sublessor, as the sublessee under the Leaseback, the unqualified and unrestricted right, without Subtenant's permission, to assign such sublease or any interest therein and/or to sublet all or any parts of the Leaseback Space to any person or entity controlling, controlled by or under common control with Sublessor; (iii) give Sublessor, as the sublessee under the Leaseback, the unqualified and unrestricted right to make non-structural alterations, decorations and installations in the Leaseback Space or any part thereof and shall also provide in substance that any such alterations, decorations and installations in the Leaseback Space made by any assignee or subtenant of Sublessor or its designee may be removed, in whole or in part, by such assignee or subtenant, at its option, prior to or upon the expiration or other termination of such sublease provided that such assignee or subtenant, at its expense, shall repair any damage and injury to that portion of the Leaseback Space caused by such removal; (iv) provide that the parties expressly negate any intention that any estate created under the Leaseback be merged with any other estate held by either of said parties, (vi) provide that Subtenant, at Subtenant's expense, shall and will at all times provide and permit reasonably appropriate means of ingress to and egress from the Leaseback Space; (v) provide that at the expiration of the term of the Leaseback, Subtenant will accept the space covered by the Leaseback in its then existing condition, subject to the obligations of the Sublessor to make such repairs thereto as may be necessary to preserve the premises demised by such sublease in good order and condition;
(vii) provide that Sublessor, as the sublessee of the Leaseback Space, shall not do or permit to be done any act or thing which may constitute a breach or violation of any term, covenant or condition of this Sublease by Subtenant, as the subtenant thereunder, whether or not such act or thing is permitted under the provisions of the Leaseback; (viii) provide that performance by Sublessor under the Leaseback shall be deemed performance by Subtenant of any similar obligation under the Sublease as to Leaseback Space and any default under the Leaseback shall not give rise to a default under a similar obligation contained in this Sublease as to the Leaseback Space; (ix) provide that Subtenant shall not be liable for any default under this Sublease or deemed to be in default hereunder if such default is occasioned by or arises from any act or omission of the Sublessor under the Leaseback or is occasioned by or arises from any act or omission of any occupant holding under or pursuant to the Leaseback; (x) Subtenant shall have no obligation, at the expiration or earlier termination of the term of this Sublease, to remove any alteration, installation or improvement made in the Leaseback Space by Sublessor; and (xi) Sublessor shall have the right to install signage on, over or near the outside door to the office lobby, within the office lobby and/or on the door to the office space subject to Subtenant's approval, which approval shall not be unreasonably withheld, conditioned or delayed.

     (e) Subtenant shall supply all utilities to the Leaseback Space, including heat, ventilation, air conditioning, electricity and water, at the same time and in the same manner as the same are supplied to the Subleased Premises and Sublessor shall pay Subtenant $1,300 per month for such utilities based upon Sublessor's current use of the Leaseback Space.

     (f) Sublessor shall use and occupy the Leaseback Space in accordance with the "Permitted Uses" set forth in the Main Lease.

     (g) Sublessor may at its sole option, cost and expense and in good workmanlike fashion with a minimum of disruption to Subtenant's use of the Sublease Premises, install demising walls in the second floor office and first floor computer portion of the Leaseback Space in compliance with all applicable laws and after obtaining all permits required in connection therewith.

     (h) Sublessor shall maintain throughout the term of this Leaseback the following insurance: (a) comprehensive general public liability insurance in respect of the Leasehold Space and the conduct and operation of business therein, with Subtenant, Overlandlord and any other party required under the Main Lease as additional insured, with limits of not less than $3,000,000 for bodily injury or death to any one person and $5,000,000 for bodily injury or death to any number of persons in any one occurrence, and $500,000 for property damage, including water damage and, if applicable, sprinkler leakage legal liability; (b) worker's compensation insurance in the statutory limits; and (c) casualty, fire and extended coverage insurance in an amount equal to the full replacement value of Sublessor's personalty and alterations at the Leasehold Space. Policies or certificates evidencing such insurance shall be delivered to Subtenant on or prior to the commencement of the Leaseback. Sublessor shall procure and pay for renewals or replacements of such insurance from time to time before the expiration thereof, and Subtenant shall deliver to Sublessor such renewal or replacement policy or binder at least thirty (30) days before the expiration of any existing policy. All such policies shall be issued by companies licensed to do business in the State of New Jersey and approved by Sublessor and the forms and substance thereof shall be approved by Sublessor. The insurance policies and coverage currently maintained by Sublessor with respect to the Leaseback Space are hereby approved by Subtenant. All such policies shall contain a provision whereby the same cannot be cancelled or modified unless Sublessor and Overlandlord are given at least thirty (30) days' prior written notice by certified or registered mail of such cancellation or modification.

Sublessor shall bear the risk of loss with respect to any damage to its personalty and the contents of the Leaseback Space owned, controlled or in the custody of Sublessor.

     (i) The terms, covenants and conditions of this Sublease are incorporated in the Leaseback by reference so that, except to the extent that they are inapplicable or are modified by the provisions of this Paragraph 32, for the purpose of incorporation by reference each and every term, covenant and condition of this Sublease binding or inuring to the benefit of Sublessor thereunder shall, in respect of the Leaseback, bind or inure to the benefit of Subtenant, and each and every term, covenant and condition of this Sublease binding or inuring to the benefit of the Subtenant, as the subtenant thereunder shall, in respect of the Leaseback, bind or inure to the benefit of Sublessor, with the same force and effect as if such terms, covenants and conditions were completely set forth in this Paragraph 32, and as if the words "Sublessor" and "Subtenant," or words of similar import, wherever the same appear in this Sublease, were construed to mean, respectively, "Subtenant, as the sublessor under the Leaseback," and "Sublessor, as the subtenant under the Leaseback," under the Leaseback, and as if the words "Subleased Premises," or words of similar import, wherever the same appear in this Sublease, were construed to mean the "Leaseback Space" under the Leaseback, and as if the word "Sublease," or words of similar import, wherever the same appear in this Sublease, were construed to mean this "Leaseback."

     (j) Notwithstanding anything to the contrary contained in this Paragraph 32, the following provisions of this Sublease are not incorporated in the
Leaseback: Paragraphs 1(a), 1(c), 1(e) 5, 9, 10, 11, 12, the last sentence of Paragraph 13, the last sentence of Paragraphs 14, 30, 31, 32, 33, 34 and 35.

     (k) Notwithstanding anything to the contrary contained in this Paragraph 32, the following provisions of the Main Lease are not incorporated in the
Leaseback: the provisions of Subsections U and Y of Article 1.01, the provisions of the first sentence of Section 17.01, and Articles 6 and 8.

     33. SUBLESSOR'S MACHINERY AND EQUIPMENT. All of Sublessor's machinery and equipments, including without limitation, the racking system rail, trolley, steamboiler(s) and conveyor(s), located at the Subleased Premises as of the date hereof are hereby leased to Subtenant hereunder in "as is" and "where is" condition without representation or warranty of any nature whatsoever except that Sublessor represents that such equipment is owned by Sublessor. No portion of the Fixed Rent or Additional Rent is allocated thereto. Upon the expiration or earlier termination of this Sublease all such machinery and equipment shall, upon request of Sublessor, be returned to Sublessor in the same condition and working order as they are in as of the date hereof, ordinary wear and tear excepted.

     34. SUBLESSOR'S WAREHOUSE SALE. Subtenant acknowledges and agrees that Sublessor intends to seek approval from the Hackensack Meadowlands Development Corporation ("HMDC") to conduct a warehouse sale at the Subleased Premises for up to a three (3) day period during May, 1997. Should HMDC grant its approval, Sublessor shall use reasonable efforts to conduct such sale with a minimum of disruption to Subtenant's use and occupancy of the Subleased Premises or such portion thereof as Subtenant shall then occupy pursuant to the provisions of this Sublease.

     35. REPRESENTATIONS. Sublessor represents that: (a) it has not received a written notice of default under the Main Lease which remains uncured and (b) it has paid all rent and additional rent which was billed by Overlandlord to Sublessor under the Main Lease through the date hereof.

     IN WITNESS WHEREOF, Sublessor and Subtenant have executed this Sublease as of the day and year first above written.

                                      SUBLESSOR:

                                      THE HE-RO GROUP, INC.


                                      By:     /s/ Sam Kaplan
                                              -----------------------------

                                      Name:   Sam Kaplan
                                              -----------------------------

                                      Title:  Chief Financial Officer
                                              -----------------------------


                                      SUBTENANT:

                                      HARVE BENARD LTD.


                                      By:     /s/ Harvey Schutzbank
                                              -----------------------------

                                      Name:   Harvey Schutzbank
                                              -----------------------------

                                      Title:  Vice President & CEO
                                              -----------------------------

                        FORM OF DELIVERY LETTER AGREEMENT

     Pursuant to Paragraph 1 of the Sublease between The He-Ro Group, Inc., as Sublessor (the "Sublessor") and Harve Benard Ltd., as subtenant, (the "Subtenant"), dated March , 1997 (as amended from time-to-time, the "Sublease"), Sublessor and Subtenant acknowledge and agreed as follows:

     1. The date of this letter agreement is          , 1997.

     2. On the date hereof, Sublessor has delivered to Subtenant possession of the portion of the Subleased Premises approximately as shown by cross-hatching on the floor plan attached hereto as Schedule A (the "Delivered Space").

     3. The Delivered Space represents % of the first floor and mezzanine warehouse/distribution space in the Subleased Premises and, together with previously delivered space, Sublessor has delivered to Subtenant possession of % of the first floor and mezzanine warehouse/distribution space in the Subleased Premises.

                                         SUBLESSOR:

                                         THE HE-RO GROUP, INC.


                                         By:

                                         Name:

                                         Title:



                                         SUBTENANT:

                                         HARVE BENARD LTD.


                                         By:

                                         Name:

                                         Title:


                                    EXHIBIT A